                                                                   Exhibit 10.13
                     ASSIGNMENT AND ASSUMPTION AGREEMENT


     This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of
                                                     ----------
March 27, 1997, is by and between GULF STATES FIBERNET, a Georgia general partnership, as assignor (the "Assignor"), and GULF STATES TRANSMISSION SYSTEMS,
                               --------
INC., a Delaware corporation, as assignee (the "Assignee").
                                                --------


     WHEREAS, the Assignor entered into that certain Loan Agreement dated as of July 25, 1995 (as amended and modified, the "Loan Agreement") with the Lenders
                                             --------------
party thereto and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent for the Lenders (the "Agent"), and certain other Loan
                                             -----
Documents (as defined in the Loan Agreement) in connection therewith as more particularly described in Schedule I attached hereto (collectively, as amended or modified, the "Assigned Agreements");
                  -------------------

     WHEREAS, the Assignor has agreed to assign to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreements;

     WHEREAS, the Assignee desires to accept the assignment of all of the Assignor's rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreements; and

     WHEREAS, immediately following the assignment and assumption of the Assigned Agreements pursuant to this assignment, (i) ITC Holding Company, Inc. shall acquire SCANA Communications, Inc.'s general partnership interest in the Assignor (the "Partnership Interest") and shall transfer the Partnership
               --------------------
Interest to the Assignee, and (ii) upon receipt of the Partnership Interest, the Assignee shall hold all of the partnership interests in the Assignor and, by operation of law, the Assignor shall be dissolved as a partnership and all of the assets of the Assignor (the "FiberNet Assets"), including, without
                                 ---------------
limitation, the Project Contracts more particularly described in Schedule II attached hereto (the "Project Contracts"), shall become assets of the Assignee;
                      -----------------
and

     WHEREAS, the Assignee desires to acknowledge that upon such receipt it will own such right, title and interest in and to the FiberNet Assets (including, without limitation, the Project Contracts) as was owned by the Assignor immediately prior to such receipt.

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Assignment of Assigned Agreements. The Assignor hereby assigns,
         ---------------------------------
transfers and conveys to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreements.

     2.  Assumption of Assigned Agreements. The Assignee hereby accepts the
         ---------------------------------
assignment contained in Section 1 and assumes all of the duties, obligations and liabilities of the Assignor in, to and under the Assigned Agreements to the same extent as if the Assignee had executed the Assigned Agreements. The Assignee hereby agrees to be bound by the terms and provisions of the Assigned Agreements and accepts all of the Assignor's rights, interests, duties, obligations and liabilities thereunder.

     3.  Agreement to be Bound by Project Contracts. Immediately following the
         ------------------------------------------
assignment and assumption of the Assigned Agreements pursuant to Sections 1 and 2 above, respectively, and effective upon receipt from ITC Holding Company, Inc. of the Partnership Interest, the Assignee acknowledges that the Assignor shall have been dissolved by operation of law and the Assignee shall own such right, title and interest in and to the FiberNet Assets (including, without limitation, the Project Contracts) as was owned by the Assignor immediately prior to such receipt. The Assignee hereby agrees to be bound by the terms and provisions of the Project Contracts and accepts all of the Assignor's rights, interests, duties, obligations and liabilities thereunder.

     4.  No Modifications. Nothing contained in this Assignment shall amend or
         ----------------
modify, or be deemed to amend or modify, the Assignment Agreements.

     5.  Governing Law. This Assignment shall in all respects be governed by,
         -------------
and construed in accordance with, the internal substantive laws of the State of North Carolina, including all matters of construction, validity or interpretation of this Assignment.

     6.  Counterparts. This Assignment may be executed in several counterparts,
         ------------
each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

     7.  Binding Nature. This Assignment shall be binding upon and inure to the
         --------------
benefit of the parties hereto and their successors and assigns.


         [The remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the parties herto have duly executed this Assignment as of the date set forth above.



ASSIGNOR:                          GULF STATES FIBERNET,
                                   a Georgia general partnership


                                   By:/s/ Douglas A. Shumate
                                      ------------------------------
                                   Name: Douglas A. Shumate
                                        ----------------------------
                                   Title: VP/CEO Managing Ptr.
                                         ---------------------------


ASSIGNEE:                          GULF STATES TRANSMISSION SYSTEMS,
                                   INC., a Delaware corporation



                                   By:/s/ Douglas A. Shumate
                                      ------------------------------
                                   Name: Douglas A. Shumate
                                        ----------------------------
                                   Title: VP/CEO Managing Ptr.
                                         ---------------------------



Acknowledged and Agreed to:

NATIONSBANK,N.A., as Agent



By:
   -----------------------
Name:
     ---------------------
Title:
      --------------------

     In WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date set forth above.


ASSIGNOR:                          GULF STATES FIBERNET,
                                   a Georgia general partnership



                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________



ASSIGNEE:                          GULF STATES TRANSMISSION SYSTEMS,
                                   INC., A Delaware corporation



                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________



Acknowledged and Agreed to:

NATIONSBANK,N.A., as Agent



By:/s/ Doug Stuart
   ---------------------------
Name: Doug Stuart
     -------------------------
Title: SVP
      ------------------------

                                   Schedule I
                                       to
                      Assignment and Assumption Agreement


                       Description of Assigned Agreements
                       ----------------------------------


1. Loan Agreement dated as of July 25, 1995 among Gulf States FiberNet, the Lenders party thereto and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent for the Lenders, as amended by that certain First Amendment to Loan Agreement dated as of December 29, 1995, that certain Second Amendment to Loan Agreement dated as of March 29, 1996 and that certain Third Amendment to Loan Documents dated as of September 27, 1996.

2. Term Loan A Promissory Notes dated March 29, 1996 in the following amounts and payable to the following payees:

    (a) $15,657,894.74 Note payable to NationsBank, N.A.
    (b) $13,421,052.63 Note payable to The Fuji Bank, Limited

3. Term Loan B Promissory Notes dated March 29, 1996 in the following principal amounts and payable to the following payees:

    (a) $1,842,105.26 Note payable to NationsBank, N.A.
    (b) $1,578,947.37 Note payable to The Fuji Bank, Limited

4. Term Loan A Promissory Note dated December 21, 1995 in the principal amount of $13,421,052.63 payable to MeesPierson N.V.

5. Term Loan B Promissory Note dated December 21, 1995 in the principal amount of $1,578,947.37 payable to MeesPierson N.V.

6. Security Agreement dated as of July 25, 1995 between Gulf States FiberNet and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent for the Lenders, as amended by that certain Third Amendment to Loan Documents dated as of September 27, 1996.

7. Those certain Assignments dated as of July 25, 1995 executed by Gulf States FiberNet in connection with the Project Contracts (as defined in the Loan Agreement referred to in item number 1 above) and naming NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent for the Lenders, as assignee.

8. Those certain Consent and Agreements dated as of July 25, 1995 executed by Gulf States FiberNet's counterparties in connection with the Specified Project Contracts (as defined in the Loan Agreement referred to item number 1 above) and acknowledging an assignment of a

Specified Project Contract to NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent for the Lenders, as assignee.

9. ISDA Master Agreement, the Schedule and the Confirmation thereto, each dated as of January 17, 1995, between Gulf States FiberNet and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)) relating to interest rate swap transactions.

10. All other documents and agreements, if any, given by Assignor in connection with the Loans (as defined in the Loan Agreement referred to in item number 1 above (the "Loan Agreement") or pursuant to the Loan Agreement.

                              Schedule I, Page 2

                                  Schedule II
                                       to
                      Assignment and Assumption Agreement


                        Description of Project Contracts
                        --------------------------------

1. Telecommunications System Agreement dated January 26, 1995 between Interstate FiberNet and Sprint Communications Company L.P., which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to that certain Assignment of Contract dated as of March 21, 1995 from Interstate FiberNet to Gulf States FiberNet and that certain Assumption dated as of March 21, 1995 by Gulf States FiberNet accepting such Assignment of Contract, as the same may be amended or modified from time to time.

2. Telecommunications System Maintenance Agreement dated as of January 26, 1995 between Interstate FiberNet and Sprint Communications Company L.P., which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to an Assignment dated as of July 25, 1996, as the same may be amended or modified from time to time.

3. Sprint Communications Company Facilities and Services Agreement dated January 26, 1995 between Sprint Communications Company L.P. and Interstate FiberNet, which was assigned by Interstate FiberNet to Gulf States FiberNet in accordance with an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

4. Specifications for Maintenance of Fiber Regenerator Sites, which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to an Assignment dated as of March 21, 1995, setting forth Interstate FiberNet's performance obligations regarding all regenerator sites along the fiber cable route from Atlanta, Georgia, to Shreveport, Louisiana, as the same may be amended or modified from time to time.

5. Agreement for Use and Non-Disclosure of Confidential Information dated as of June 6, 1994 between MPX Systems, Inc. and Sprint Communications Company L.P., as the same may be amended or modified from time to time.

6. Operating Agreement dated as of August 11, 1994 between Gulf States FiberNet and Illinois Central Railroad Company, as the same may be amended or modified from time to time.

7. Term Agreement dated as of August 11, 1994 between Gulf States FiberNet and Illinois Central Railroad Company, as the same may be amended or modified from time to time.

8. Revised and Restated Fiber Optic Facilities and Services Agreement dated as of June 9, 1995 by and between Southern Development and Investment Group, Inc., on behalf of itself and as agent for Alabama Power Company, Georgia Power Company, Gulf Power

     Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Electric Generating Company and Southern Company Services, Inc., and MPX Systems, Inc., which was assigned in part by MPX Systems, Inc. to Gulf States FiberNet pursuant to an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

9. Operating Agreement dated as of August 17, 1994 by and between Gulf States FiberNet and Kansas City Southern Railway Company, as the same may be amended or modified from time to time.

10. Fiber Optic Facility Lease Agreement dated as of January 31, 1997 between Southern Telecom 1 and Gulf States FiberNet (originally signed by Interstate FiberNet and assigned effective the same day to Gulf States FiberNet).

11. Fiber System Lease Agreement dated as of January 30, 1996 between CSW Communications, Inc. and Gulf States FiberNet.

12. Network Operating Agreement dated March 25, 1996 among Gulf States FiberNet, TriNet, Inc., Hart Communications, Inc. and SCANA Communications, Inc. (f/k/a MPX Systems, Inc.).

13. The agreement relating to the Longview, Texas to Dallas, Texas spur of the Project (as defined in the Loan Agreement referred to in Assignment and Assumption Agreement), if and when such agreement is executed.

14. All other contracts and agreements relating to the construction, installation, reconstruction, operation, maintenance, repair of or otherwise relating to the Project (as defined in the Loan Agreement referred to in the Assignment and Assumption Agreement).

                              Schedule II, Page 2